                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported) September 13, 2002

                  Fairfield Inn by Marriott Limited Partnership
                  ---------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
           --------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

                  0-16728                                 52-1638296
       ---------------------------       --------------------------------------
         (Commission File Number)          (I.R.S. Employer Identification No.)

7 Bulfinch Place, Suite 500, P.O. Box 9507, Boston, Massachusetts      02114
-------------------------------------------------------------------------------
(Address of Principal Executive Offices)                             (Zip Code)

                                 (617) 570-4600
            -------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                       n/a
         ----------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 4.  Changes in Registrant's Certifying Accountant

         As previously reported, effective May 17, 2002, the Registrant dismissed its prior Independent Auditors, Arthur Andersen LLP. Effective September 13, 2002, the Registrant engaged Ernst & Young, LLP. as its Independent Auditors. The Registrant did not consult Ernst & Young, LLP regarding any of the matters or events set forth in Item 304(a)(2) of Regulation S-B prior to September 13, 2002.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized this 18th day of September, 2002.


                      FAIRFIELD INN BY MARRIOTT LIMITED PARTNERSHIP

                      By:      AP-Fairfield GP, LLC
                               General Partner

                               By:   AP-Fairfield Manager Corp.
                                     Manager

                                     By:  /s/ Carolyn Tiffany
                                        -------------------------
                                           Carolyn Tiffany
                                           Vice President